                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest Event reported) SEPTEMBER 3, 2002


                           MOBILITY ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                      0-30907                  86-0843914
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


7955 EAST REDFIELD ROAD, SCOTTSDALE, AZ                              85260
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (480) 596-0061

ITEM 5.  OTHER EVENTS

     On March 23, 2002, Mobility Electronics, Inc. ("Mobility"), iGo Corporation ("iGo") and IGOC Acquisition, Inc., a wholly-owned subsidiary of Mobility ("Merger Sub"), entered into an Agreement and Plan of Merger, which was subsequently amended on July 18, 2002 (the "Merger Agreement"). Subject to the terms and conditions of the Merger Agreement, iGo merged with and into Merger Sub, with Merger Sub surviving the merger as a wholly-owned subsidiary of Mobility (the "Merger"). As part of the Merger, the name of Merger Sub was changed to iGo Direct Corporation. The Merger became effective on September 3, 2002. In exchange for 100% of the issued and outstanding shares of iGo common stock, Mobility will issue up to 3.1 million shares and $4,250,000 million in cash to the former stockholders of iGo, with 500,000 shares and $1,000,000 being held back until the first anniversary of the effective date. If certain conditions are met the held-back consideration will be distributed to the former iGo stockholders.

     The terms of the Merger Agreement including the merger consideration resulted from arms-length negotiations between the parties. To Mobility's knowledge there were no material relationships between Mobility (or any of its affiliates, any director or officer of Mobility, or any associate of any such officer or director) and iGo or its stockholders.

     The source of the cash portion of the merger consideration was Mobility's working capital. Prior to the Merger, iGo was in the business of designing, manufacturing and distributing parts and accessories for mobile technology products. Mobility intends to continue that business under iGo Direct Corporation.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (A)  CONSOLIDATED FINANCIAL STATEMENTS OF IGO CORPORATION.*

               Unaudited Condensed Consolidated Balance Sheets as of June 30,
                    2002 and December 31, 2001

               Unaudited Condensed Consolidated Statements of Operations for the
                    Three-Month and Six-Month Periods Ended June 30, 2002 and
                    2001

               Unaudited Condensed Consolidated Statements of Cash Flows for the
                    Six-Month Periods Ended June 30, 2002 and 2001

               Unaudited Notes to Condensed Consolidated Financial Statements

               Independent Auditors' Report

               Consolidated Balance Sheets, December 31, 2001 and 2000

               Consolidated Statements of Operations, years Ended December 31,
                    2001, 2000 and 1999

               Consolidated Statements of Stockholders' Equity (Deficit), Years
                    Ended December 31, 2001, 2000 and 1999

               Consolidated Statements of Cash Flows, Years Ended December 31,
                    2001, 2000 and 1999

               Notes to Consolidated Financial Statements


     (B)  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION.*

               Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet
                    of Mobility and iGo as of June 30, 2002

               Unaudited Pro Forma Condensed Combined Consolidated Statements of
                    Operations of Mobility and iGo, six months ended
                    June 30, 2002

               Unaudited Pro Forma Condensed Combined Consolidated Statements of
                    Operations of Mobility and iGo, year ended December 31, 2001

     (C)  EXHIBITS.

     2.1 Agreement and Plan of Merger dated March 23, 2002, by and among Mobility Electronics, Inc., iGo Corporation and IGOC Acquisition, Inc.(1)

     2.2 Amendment No. 1 to Agreement and Plan of Merger dated as of July 18, 2002.(2)

     10.1 Lock-Up and Voting Agreement dated March 23, 2002, by and among Mobility Electronics, Inc., iGo Corporation and certain Stockholders of iGo Corporation.(1)

     10.2 Lock Up and Voting Agreement dated July 18, 2002 by and among Mobility Electronics, Inc., IGOC Acquisition, Inc., iGo Corporation, Xmicro Holding Company, Inc. and Mark Rappaport.(3)

---------------

*    To be filed.

(1) Filed on April 2, 2002, as an exhibit to the Schedule 13D filed on behalf of Mobility Electronics, Inc. and incorporated herein by reference.

(2) Filed as an Appendix B to the Proxy Statement/Prospectus filed as part of Amendment No. 1 to Registration Statement No. 333-88078 on Form S-4 filed on August 5, 2002 and incorporated herein by reference.

(3) Filed as an Exhibit to Amendment No. 1 to Registration Statement No. 333-88078 on Form S-4 filed on August 5, 2002 and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        MOBILITY ELECTRONICS, INC.

                                        By: /s/ JOAN W. BRUBACHER
                                            ------------------------------------
                                            Name:  Joan W. Brubacher
                                            Title: Chief Financial Officer and
                                                   Executive Vice President

DATE: September 17, 2002